UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE OWL CAPITAL CORPORATION II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

- Re: Vote now! Blue Owl Capital Corporation II Annual Meeting

- Re: PLEASE VOTE! Blue Owl Capital Corporation II Annual Meeting

- Re: REMINDER: Your OBDC II shares still need to be voted for the Annual Meeting

- Re: VOTE NOW! Blue Owl Capital Corporation II is still seeking investor votes on important proposals

- Re: OBDC II - We Need Your Vote – One Week Left!

- Re: OBDC II - Last Day to Vote Your Shares, We Need Your Vote!

Be the vote that counts.

BLUE OWL CAPITAL CORPORATION II 2025 Annual Meeting June 26, 2025 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of March 28, 2025 Vote Common Shares by: June 25, 2025 Control Number: 0123456789012345 This email represents the following share(s):

*** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: Notice of Meeting and Proxy Statement | Form 10-K | Other | © 2025 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

Let’s vote on it. Let your proxy vote be heard. Blue Owl Capital Corporation II Your vote matters. We’ve made it easy, so take two minutes right now on any device you prefer. Go to proxyvote.com P07826-EPB

Your vote is very important. Please vote your shares today. The Whether annual or shareholder not you plan meeting to attend, will your be held vote on is very June important. 26, 2025. You can vote your shares by internet, telephone, or mail. Simply For your follow convenience, the instructions we’ve highlighted on the enclosed where form. you can find your unique Control Number. If you have any questions or need assistance, please call Four ways to vote: ONLINE PHONE QR CODE MAIL PROXYVOTE.COM WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING Please have your proxy Call 1-877-495-1274 1-866-584-0652 Vote by scanning the Mark, sign and date card in hand when Monday to Friday, 9:00 Quick Response Code or your ballot and return it accessing the website. a.m. to 10:00 p.m. ET to “QR Code” on the Proxy in the postage-paid There are easy-to-follow speak with a proxy Card/VIF enclosed. envelope provided. directions to help you specialist. complete the electronic WITH A PROXY CARD voting instruction form. Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

Let’s vote on it. Let your proxy vote be heard. Blue Owl Capital Corporation II P07826-EPN Your vote matters. We’ve made it easy, so take two minutes right now on any device you prefer. Go to proxyvote.com

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? printed The Securities set of proxy and Exchange materials. Commission The Notice provides (“SEC”) permits instructions companies on how to send to view the your enclosed company’s “Notice” proxy instead materials, of a full vote online and request a full set of printed materials by mail. your There company’s are several costs advantages and reducing to your the company environmental sending impact a Notice from instead printing of a and full mailing set of materials, full sets of including proxy materials. lowering How do I view the proxy materials online? Go enclosed to www. Notice. proxyvote.com and enter your control number to get started. Your control number can be found on the What if I prefer to receive a paper copy of the proxy materials? You the Get can Informed easily request Before a paper You Vote copy section which of will the be Notice mailed to you at no cost. Instructions on how to do so can be found in Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For www. more sec. gov/spotlight/proxymatters/e-proxy. information about the SEC’s Notice and shtml. Access Proxy Rules please visit:

Solicitation Script (Inbound and Outbound)

Blue Owl Capital Corporation II

Meeting Date: June 26, 2025

Toll Free Number: 877-495-1274

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the Blue Owl Capital Corporation II. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Blue Owl Capital Corporation II to confirm you have received the proxy materials for the annual meeting of shareholders scheduled for June 26, 2025. Have you received proxy materials?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Blue Owl Capital Corporation II to confirm you have received the proxy materials for the annual meeting of shareholders scheduled in just a few days on June 26, 2025. Have you received proxy materials?

Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of your current investment with Blue Owl Capital Corporation II. Due to the lack of shareholder participation, annual meeting of shareholders has been adjourned to <date/time>. Have you received proxy materials?

Voting:

Your board has recommended a vote IN FAVOR of the proposal(s). Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

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And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 877-495-1274.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposal(s) with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposal(s)with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposal(s) reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 877-495-1274.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Voting (Any vote needed):

Your board has recommended a vote ”FOR” the proposals or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

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Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Blue Owl Capital Corporation II. You should have received proxy material electronically or in the mail concerning the annual Meeting of Shareholders to be held on June 26, 2025.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 877-495-1274 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES):

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Blue Owl Capital Corporation II. You should have received proxy material electronically or in the mail concerning the annual Meeting of Shareholders to be held on June 26, 2025. Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 877-495-1274 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

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INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your Funds accounts, please contact your Investment professional. Thank you.

CC Hours (Eastern Time):

Monday through Friday, 9AM to 10PM

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We wanted to make you aware that proxy materials for this year’s BDC annual meetings were sent to all shareholders over the past week

This year’s agendas include the following proposals:

•	Proposal 1: To re-elect two board members, Edward D’Alelio and Craig Packer, for 3-year terms
•	Proposal 2: To re-ratify the appointment of KPMG as independent registered public accounting firm for the fiscal year ending December 31, 2025

The Board of Directors of each of the BDCs unanimously recommends investors vote FOR both proposals.

Please encourage shareholders of record as of March 28, 2025 to vote as soon as possible by going to www.proxyvote.com or by calling 1-800-690-6903 and providing the control number which is listed in the email or proxy card they received.

Proxy solicitation costs are borne by us and our shareholders, and these costs can be substantial. Voting as soon as possible helps us manage these costs and avoid unnecessary outreach. Our proxy solicitation firms will be sending email reminders and making outbound calls to unvoted BDC shareholders based on participation. We want to highlight for your clients that once a shareholder’s vote is recorded, there will be no further solicitation.

Proxy materials for each of our BDCs can be found here:

Blue Owl Capital Corporation

Blue Owl Capital Corporation II

Blue Owl Technology Finance Corp.

Blue Owl Credit Income Corp.

Blue Owl Technology Income Corp.

Please reach out to your Blue Owl representative with any questions.

Copyright© Blue Owl Capital Inc. 2025. All rights reserved.

Our Mailing Address is:

Blue Owl Capital

399 Park Ave 38th Floor

New York, New York 10022

Shareholders Matter You should have recently received proxy materials for our upcoming Annual Meeting of Shareholders via email or mail. ... See more proxyvote.com Click to learn more! Join your fellow sharehol. Learn more Important proxy material for our upcoming Annual Meeting of Shareholders is on its way to you. Please take action early! proxyvote.com Click to learn more! Join your fellow sharehol. Learn more

Blue Owl Capital Corporation II needs your participation. Please take action in our Annual Meeting of Shareholders today. proxyvote.com Click to take action today! Join your fellow sharehol learn more Your participation Impacts the future of your investment in Blue Owl Capital Corporation II. Please take action today! proxyvote.com Ctick to take action today! Join your fellow sharehol. learn more

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2025 BDC Annual Meetings If you are an investor in any of our BDCs. you should have recently received proxy materials electronically or in the mail.

2025 BDC Annual Meetings Proxy materials for our BDC annual meetings were recently filed with the SEC. If you are an investor in any of our BDCs. you should have recently received proxy materials electronically or in the mail.* We value your participation in these meetings. You can vote by going to www.proxyvote.com or by calling 1-800-690-6903 and providing the control number which is listed in the email or proxy card you received. Please click the link below to read the materials for each meeting; Blue Owl Capital Corporation Blue Owl Cap1tal Corporation II Blue Owl Technology Finance Corp. Blue Owl Credit Income Corp. Blue Owl Technology Income Corp. *You must be a shareholder of record as of the close of business on March 28, 2025 to vote. The meetings are scheduled for june 26, 2025.